UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): March 3, 2004


                        TREASURE MOUNTAIN HOLDINGS, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                        000-32741             84-1394211
----------------------------           ------------         ------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)


              1390 South 1100 East #204, Salt Lake City, Utah 84111
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's Telephone Number, including Area Code:  (801) 322-0253

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Item 4.       Changes in Registrant's Certifying Accountant

     On March 3, 2004,  our Board of Directors  met and  unanimously  approved a
resolution to dismiss    Sellers and Andersen,  L.L.C.  from its position as our
independent certifying accountants.

     The audit report of Sellers and Andersen for the year ended December 31, 2002, contained a modification expressing substantial doubt as to Company's ability to continue as a going concern. The audit report contained no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. In connection with its audits for the past two fiscal years and review of unaudited financial statements through September 30, 2003, and through the date of dismissal on March 3, 2004, there have been no disagreements with Sellers and Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Sellers and Anderson, would have caused them to make reference thereto on the financial statements.

     During the two most recent fiscal years and through March 3, 2004 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). The Company has provided Sellers and Andersen a copy of this Form 8-K and has requested Sellers and Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Sellers and Andersen agrees with the above statements. A copy of the letter provided to us by Sellers and Andersen in response to this request is filed as Exhibit 16.1 to this Form 8-K.

     Also on March 3, 2004, our Board of Directors unanimously approved a resolution to engage Madsen & Associates, CPAs, Inc. to audit our financial statements for the year ended December 31, 2003. During the two most recent fiscal years and through March 3, 2004, we have not consulted with Madsen & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in
Item 304(a)(1)(iv) of Regulation S-B.

     It is duly noted that in approximately December 2002, our then certifying accountants Andersen Andersen & Strong, L.C., changed their name and became Sellers and Andersen L.L.C. It was our understanding that Sellers and Andersen L.L.C. was essentially the same entity as Andersen Andersen & Strong, L.C., except for a change of personnel and name change and, accordingly, we did not take any formal action to dismiss Andersen Andersen & Strong and appoint Sellers and Andersen. This change in name was reported in our Form 10-KSB annual report for the year ended December 31, 2002. Therefore, we will not include an Exhibit 16 letter from Andersen Andersen & Strong.

Item 7.       Financial Statements and Exhibits

         (c)  Exhibits

              16.1    Letter regarding change in certifying accountant


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 3, 2004                  TREASURE MOUNTAIN HOLDINGS, INC.


                                      By:   /S/   GEORGE I. NORMAN, III
                                          ----------------------------------
                                           George I. Norman, III, President


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